SCHEDULE 14A
                          INFORMATION REQUIRED IN PROXY
                                    STATEMENT
             (Last amended in Exch Act Rel No. 35113, eff. 1/30/95.)

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [ x ] Filed by a Party other than the Registrant [ ] Check the appropriate box: [ ] Preliminary Proxy Statement [ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2) [ x ] Definitive Proxy Statement [ ] Definitive Additional Materials [ ] Soliciting Material Pursuant to paragraph 240.14a-11(c) or paragraph 240.14a-12


                             DELTA NATIONAL BANCORP
                (Name of Registrant as Specified in its Charter)

                                       N/A
     Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[  x ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(j)(2) or Item 22(a)(2)
        of Schedule 14A.
[    ]  $500 per each party to the controversy pursuant to Exchange Act Rule
        14a-6(i)(3).
[    ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
         1)  Title of each class of securities to which transaction applies:
               -----------------------------------------------------------------
         2)  Aggregate number of securities to which transaction applies:
              ------------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         4)  Proposed maximum aggregate value of transaction:
              ------------------------------------------------------------------
         5)  Total fee paid:
               -----------------------------------------------------------------
[    ]  Fee paid previously with preliminary materials.
[    ]  Check box if any part of the fee is offset as  provided  by Exchange
          Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1)  Amount Previously Paid:
              ------------------------------------------------------------------
         2)  Form, Schedule or Registration Statement No.:
              ------------------------------------------------------------------
         3)  Filing Party:
              ------------------------------------------------------------------
         4)  Date Filed:
              ------------------------------------------------------------------

SCHEDULE 14A CROSS REFERENCE INDEX

- --------------------------------------------------------------------------------
                                                                     Page
- --------------------------------------------------------------------------------

                  Notice of Annual Meeting of Shareholders             4

                  Proxy Statement                                      6

                  Form of Proxy                                       22

                  Stock Option Plan                                   24

                             DELTA NATIONAL BANCORP


                                  P.O. Box 432
                              611 North Main Street
                                Manteca, CA 95336
                                 (209) 824-4050
                            -------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held April 22, 1996
                            -------------------------


       NOTICE IS HEREBY GIVEN that, pursuant to the Bylaws of Delta National Bancorp and the call of its Board of Directors, the 1996 Annual Meeting of Shareholders (the "Meeting") of Delta National Bancorp (the "Company") will be held at Delta National Bank, 611 North Main Street, Manteca, California on Monday, April 22, 1996, at 5:00 p.m., for the purpose of considering and voting upon the following matters:

     1. Election of Directors. Electing the following five (5) persons to the Board of Directors of the Company to serve until the 1997 Annual Meeting of Shareholders and until their successors are elected and have qualified:

                     Jack Dozier                   Andrew J. Rossi
                     Joseph A. Freitas             Toinette Rossi
                     Theodore Poulos

     2. 1996 Combined Incentive and Non-Qualified Stock Option Plan. Approving the Company's 1996 Combined Incentive and Non-Qualified Stock Option Plan covering thirty percent (30%) of the Company's outstanding Common Stock.

     3. Ratification of Appointment of Independent Public Accountants. Ratifying the selection of Grant Thornton LLP as the Company's independent public accountants for 1996.

     4. Other Business. Transacting such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on March 31, 1996 as the record date for determination of shareholders entitled to notice of, and the right to vote at, the Meeting.

Dated:  April 3, 1996                       By Order of the Board of Directors,


                                            /s/ Theodore Poulos
                                            Theodore Poulos
                                            Chairman of the Board

    The Bylaws of the Company provide for the nomination of directors in the following manner:

    "Section 2.3 NOMINATIONS FOR DIRECTOR. Nominations for election of members of the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of voting stock of the Corporation entitled to vote for the election of directors. Notice of intention to make any nominations, other than by the Board of Directors, shall be made in writing and shall be received by the President of the Corporation no more than sixty (60) days prior to any meeting of shareholders called for the election of directors, no more than ten (10) days after the date the notice of such meeting is sent to shareholders pursuant to Section 2.2 of these bylaws, provided, however, that if ten (10) days' notice of the meeting is given to shareholders, such notice of intention to nominate shall be received by the President of the Corporation not later than the time fixed in the notice of the meeting for the opening of the meeting. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of voting stock of the Corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of voting stock of the Corporation owned by the notifying shareholder. Nominations not made in accordance herewith shall be disregarded by the then chairman of the meeting, and the inspectors of election shall then disregard all votes case for each nominee."


    SINCE IMPORTANT MATTERS ARE TO BE CONSIDERED AT THIS MEETING, IT IS VERY IMPORTANT THAT EACH SHAREHOLDER VOTE.

    WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE ENCLOSED PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS. ANY SHAREHOLDER GIVING A PROXY MAY REVOKE IT PRIOR TO THE TIME IT IS VOTED BY NOTIFYING THE SECRETARY OF THE COMPANY IN WRITING OF REVOCATION OF SUCH PROXY, BY FILING A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

    PLEASE INDICATE ON THE PROXY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING SO THAT WE CAN ARRANGE FOR ADEQUATE ACCOMMODATIONS.

                             DELTA NATIONAL BANCORP

                                  P.O. Box 432
                              611 North Main Street
                            Manteca, California 95336
                            Telephone: (209) 824-4050

                       ----------------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held April 22, 1996

                       -----------------------------------


                                  INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation of Proxies by and on behalf of Delta National Bancorp (the "Company") for use at the 1996 Annual Meeting of Shareholders (the "Meeting") of the Company, to be held at Delta National Bank, 611 North Main Street, Manteca, California at 5:00 p.m. on Monday, April 22, 1996, and any and all adjournments thereof.

         It is anticipated that this Proxy Statement and the accompanying notice will be mailed on or about April 3, 1996 to shareholders eligible to receive notice of and vote at the Meeting.

         The matters to be considered and voted upon at the Meeting will be:

         1. Election of Directors. Electing the following five (5) persons to the Board of Directors of the Company to serve until the 1997 Annual Meeting of Shareholders and until their successors are elected and have qualified:

                  Jack Dozier                    Andrew J. Rossi
                  Joseph A. Freitas              Toinette Rossi
                  Theodore Poulos

         2. 1996 Combined Incentive and Non-Qualified Stock Option Plan. Approving the Company's 1996 Combined Incentive and Non-Qualified Stock Option Plan covering thirty percent (30%) of the Company's outstanding Common Stock.

         3. Ratification of Appointment of Independent Public Accountants. Ratifying the selection of Grant Thornton LLP as the Company's independent public accountants for 1996.

         4. Other Business. Transacting such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

Revocability of Proxies.

         A form of Proxy for voting your shares at the Meeting is enclosed. Any shareholder who executes and delivers such a Proxy has the right to revoke it at any time before it is exercised by filing with the Corporate Secretary of the Company an instrument revoking it or a duly executed Proxy bearing a later date. In addition, the powers of the persons named as the Proxyholders in the Proxy will be revoked if the person executing the Proxy is present at the meeting and elects to vote in person by advising the Chairman of such election. Subject to such revocation, all shares represented by a properly executed Proxy received in time for the Meeting will be voted by the Proxyholders in accordance with the instructions specified on the Proxy.

         The Proxy card makes provisions to enable you to record your vote on each matter. If you wish to withhold your vote for any one or more directors, place an "X" in the box marked "AUTHORITY GIVEN" and enter the name of each of the directors for whom you wish to withhold your vote in the space provided. You may withhold authority to vote for all of the directors by placing an "X" in the box marked "AUTHORITY WITHHELD." You may vote FOR or AGAINST the remaining items by placing an "X" in the box appropriately marked. Please note that a vote to ABSTAIN by shareholders and by brokers will count toward a quorum at the Meeting, but will have the same effect as a vote AGAINST. Non-votes by brokers will not count toward a quorum at the Meeting.

         IF NO INSTRUCTION IS SPECIFIED WITH RESPECT TO A PROPOSAL TO BE ACTED UPON, THE SHARES REPRESENTED BY YOUR EXECUTED PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS LISTED ON THE PROXY. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE MEETING, THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE PROXYHOLDERS.

Persons Making the Solicitation.

         This solicitation of Proxies is being made by the Board of Directors of the Company (the "Board of Directors"). The expense of preparing, assembling, printing and mailing this Proxy Statement and the materials used in the solicitation of Proxies for the Meeting will be borne by the Company. It is contemplated that Proxies will be solicited principally through the use of the mail, but officers, directors and employees of the Company may solicit Proxies personally or by telephone, without receiving special compensation therefor. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding this Proxy Statement and its related materials to shareholders whose stock in the Company is held of record by such entities. In addition, the Company may use the services of individuals or companies it does not regularly employ in connection with this solicitation of Proxies, if Management determines it advisable.

Proposals of Shareholders.

         Under certain circumstances, shareholders are entitled to present proposals at shareholder meetings. Any such proposal to be included in the Proxy Statement for the Company's 1997 Annual Meeting of Shareholders must be submitted to the Company prior to December 4, 1996.


                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         There were issued and outstanding 376,782 shares of the Company's Common Stock (the "Common Stock") on March 31, 1996, which has been fixed as the Record Date for the purpose of determining the shareholders entitled to notice of and to vote at the Meeting. On any matter submitted to the vote of the shareholders, each holder of shares is entitled to one (1) vote for each share of Common Stock standing in his or her name on the books of the Company, except that in connection with the election of directors, shares of the Company may be voted cumulatively if a shareholder present and voting at the Meeting gives notice at the Meeting and prior to the voting of his or her intention to so vote. If any shareholder of the Company gives such notice, then all shareholders will be entitled to cumulate their votes.

         Cumulative voting allows a shareholder to cast a number of votes equal to the number of shares held in his or her name as of the Record Date, multiplied by the number of directors to be elected. This total number of votes may be cast for one (1) nominee or in such proportions as the shareholder sees fit. The candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected. If cumulative voting is declared at the Meeting, votes represented by Proxies delivered pursuant to this Proxy Statement may be cumulated at the discretion of the Proxyholders, in accordance with the recommendations of the Company's Management.

         Except as set forth in the following table, management of the Company does not know of any individual, group, corporation or any other entity who owns, beneficially or of record, more than five percent (5%) of the Company's outstanding Common Stock as of March 31, 1996.

     Title       Name and Address                 Amount and          Percent
      of               of                    Nature of Beneficial       of
     Class       Beneficial Owners                Ownership            Class

Common         Andrew J. Rossi                      94,509             25.08%
               611 North Main Street
               Manteca, California 95336

Common         The Cede & Co. (Nominee of)          22,877              6.07%
               The Depository Trust Company
               P.O. Box 222
               New York, New York 10041

                        SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth certain information as of March 31, 1996 concerning the stock ownership of the Company's outstanding Common Stock by each of the directors and nominees for director of the Company and by all of the executive officers1 and directors of the Company as a group.

     Title       Name and Address                 Amount and            Percent
      of               of                    Nature of Beneficial         of
     Class       Beneficial Owners                Ownership              Class

Common             Ronald P. Dalben                   100                0.03%
                   Vice President
Common             Jack C. Dozier                   5,190                1.38%
                   Director
Common             Joseph A. Freitas               11,185                2.97%
                   Director
Common             Theodore Poulos                 13,242                3.52%
                   Chairman of the Board/Director
Common             Andrew J. Rossi                 94,509               25.08%
                   President & CEO/Director
Common             Toinette Rossi                   2,842                0.75%
                   V.P. & Manager/Director
Common             Warren E. Wegge                    130                0.03%
                   Executive Vice President
Common             All directors and executive
                   officers as a group            127,198               33.76%
                   (8 in number)



                               PROPOSAL NUMBER ONE

                              ELECTION OF DIRECTORS

         The Company's Bylaws provide for a range of five (5) to nine (9) directors and further provide that the exact number of directors of the Company shall be fixed at five (5) unless subsequently altered by an amendment to the Articles of Incorporation or the Bylaws.

         The persons named below, all of whom are currently members of the Board of Directors, will be nominated for election as directors of the Company to serve until the 1997 Annual Meeting of Shareholders and until their successors are elected and have qualified. Votes will be cast in such a way as to effect the election of all five (5) nominees, or as many thereof as possible under the rules of cumulative voting. In the event that any of the nominees should be unable to serve as a director, it is intended that each Proxy will be voted for the election of such substitute nominees, if any, as shall be designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unavailable to serve if elected. Additional nominations can only be made by complying with the notice provision set forth in the Bylaws of the Company, an extract of which is included in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. This Bylaw provision is designed to give the Board of Directors advance notice of competing nominations, if any, and the qualifications of nominees, and may have the effect of precluding third-party nominations if the notice provisions are not followed.

         None of the directors, nominees or executive officers of the Company were selected pursuant to any arrangement or understanding, other than with the directors and executive officers of the Company, acting within their capacities as such. There are no family relationships between the directors and executive officers of the Bank except that Toinette Rossi is the daughter of Andrew J. Rossi, and none of the directors or executive officers of the Company serve as directors of any company which has a class of securities registered under, or which is subject to the periodic reporting requirements of, the Securities Exchange Act of 1934 or any investment company registered under the Investment Company Act of 1940.

         The following table sets forth the names and certain information, as of March 31, 1996, concerning the persons to be nominated at the Meeting by the Board of Directors for election as directors of the Company:

                            Year First Elected
Name and Position             or Appointed     Business Experience During the
(other than Director)   Age     Director              Past Five Years

Jack Dozier             81        1976         Attorney - Atherton & Dozier
Joseph A. Freitas       69        1973         Secretary to the Board
                                               Public Relations - Delta National
                                               Bank - Retired 1991
Theodore Poulos         68        1973         Chairman of the Board - Delta
                                               National Bank Public Relations -
                                               Delta National Bank
                                               President - Manteca Drug, Inc. -
                                               Retired 1994
Andrew J. Rossi         65        1973         President and Chief Executive
                                               Officer - Delta National Bank
                                               President - A. Rossi, Inc.
Toinette Rossi          38        1994         Vice President & Manager
                                               Delta National Bank



The Board of Directors and Committees.

         In 1995, the Board of Directors held twelve (12) regular meetings and two (2) special meetings. All of the Company's directors attended at least 75% of all Board of Directors meetings and meetings of committees of the Board of Directors on which they served which were held in 1995.

         In addition to attending meetings of the Board of Directors, certain of the directors serve on committees of the Board of Directors. The Board of Directors has an Executive Committee, an Audit Committee and a Finance Committee.

         The Executive Committee is responsible for compensation matters affecting the Bank as well as nominations of directors. The Executive Committee, consisting of Directors Freitas, Poulos and A. Rossi, met four (4) times during 1995.

         The Audit Committee is responsible for reviewing the adequacy of the Bank's internal controls with management and the Bank's independent auditor. The Audit Committee, consisting of Directors Dozier and Freitas, met eight (8) times during 1995.

         The Finance Committee is responsible for approving all loans made by the Bank over a specified dollar limit. The Finance Committee also oversees the Company's internal financial control systems and procedures, reviews and approves the Company's financial statements and other matters relating to the Bank. The Finance Committee, consisting of Directors Freitas, Poulos and A. Rossi, met forty-nine (49) times during 1995.

         The Company does not have a standing nominating committee, although the Executive Committee acts as a nominating committee, and the Board of Directors, as a whole, will consider nominees proposed by shareholders and submitted in writing to the Board of Directors in accordance with the Company's Bylaws.

Recommendation of the Board of Directors.

         THE PROXYHOLDERS INTEND TO VOTE ALL PROXIES HELD BY THEM FOR EACH OF THE ABOVE-REFERENCED NOMINEES (UNLESS SHAREHOLDERS DIRECT OTHERWISE OR UNLESS CUMULATIVE VOTING IS INVOKED). THE BOARD OF DIRECTORS URGES YOU TO VOTE "AUTHORITY GIVEN" FOR PROPOSAL NUMBER ONE.



         COMPENSATION AND OTHER TRANSACTIONS WITH MANAGEMENT AND OTHERS

Executive Compensation.

         During 1995, the Company did not pay any cash compensation, other than directors fees as noted below, to its directors or executive officers and no such cash compensation is intended to be paid by the Company during 1996. However, several of the persons serving as directors of the Company are also employees of the Bank, and they received during 1995, and are expected to continue to receive in 1996, cash compensation in their capacities as executive officers of the Bank.

         No person serving as an executive officer of the Bank received aggregate cash compensation of more than $100,000 during 1995 except for the President/Chief Executive Officer of the Bank, Andrew J. Rossi and the Executive Vice President of the Bank, Warren E. Wegge. The following table sets forth the aggregate executive compensation for services in all capacities paid or accrued by the Bank for the previous three (3) full fiscal years, ending with December 31, 1995, to Andrew J. Rossi, the Bank's President/Chief Executive Officer, and to Warren E. Wegge, the Bank's Executive Vice President.

- --------------------------------------------------------------------------------
                           SUMMARY COMPENSATION TABLE

- -------------------------------------------- -----------------------------------
                               Annual Compensation
- --------------------------------------------------------------------------------
     Name and                                         Other Annual   All Other
     Principal                                         Compensa-     Compensa-
     Position           Year  Salary ($)   Bonus ($)   tion ($)(1)   tion ($)(2)

- --------------------------------------------------------------------------------
Andrew J. Rossi         1995   $112,000   $ 10,000            -0-     $ 13,944
President and           1994   $100,000   $    -0-            -0-     $  4,081
Chief Executive         1993   $ 88,860   $ 10,000            -0-     $  3,897
Officer
- --------------------------------------------------------------------------------
Warren E. Wegge         1995   $ 78,000   $ 13,500            -0-     $  9,680
Executive Vice          1994   $ 65,460   $  2,500            -0-     $  2,397
President               1993   $ 60,660   $  7,595            -0-     $  2,200
- --------------------------------------------------------------------------------

(1) No amount is reported in this column because the aggregate amount of such compensation did not exceed the lesser of $50,000 or ten percent (10%) of total compensation. See "Other Compensation" below.

(2) Contribution by Bank to the Bank's Profit Sharing Plan for this person.

Compensation of Directors.

         Each director of the Company, five (5) in total, was paid a fee of $400.00 for each regularly scheduled Board of Directors meeting attended. Additionally, the directors of the Company also serve as directors of the Bank. Each outside director of the Bank, three (3) in total, was paid a fee of $600.00 for each regularly scheduled Board of Directors meeting attended. No fees were paid for attendance at committee meetings; however, an annual fee of $15,600.00 is paid to the Chair of the Finance Committee of the Company. The following table sets forth the aggregate information concerning compensation paid to directors of the Company and the Bank in 1995.

                   DIRECTOR COMPENSATION FOR LAST FISCAL YEAR

- --------------------------------------------------------------------------------
                          Annual          Annual
                          Bancorp          Bank          Committee       Other
    Name                Director Fees  Director Fees       Fees
- --------------------------------------------------------------------------------
Jack Dozier              $   4,800       $   7,200            -0-          -0-
- --------------------------------------------------------------------------------
Joseph A. Freitas        $   4,800       $   7,200            -0-          -0-
- --------------------------------------------------------------------------------
Theodore Poulos          $   4,800       $   7,200      $ 15,600(1)  $  1,650(2)
- --------------------------- ----------------------------------------------------
Andrew J. Rossi          $   4,800              -0-           -0-          -0-
- --------------------------------------------------------------------------------
Toinette Rossi           $   4,800              -0-           -0-          -0-
- --------------------------------------------------------------------------------

(1) Finance Committee fees paid to the Chairman of the Committee at $300 per meeting.
(2) Represents compensation paid to the Chairman for attending monthly Bank meetings regarding past due loans at $150 per meeting.

Other Compensation.

         The Company has, from time to time, provided certain personal benefits to certain of its officers including automobile allowances, reimbursement of travel and entertainment expenses, club memberships and life insurance, in addition to Bank-wide group insurance coverage. The Company will continue to follow a policy of providing such benefits when it is deemed necessary in order to attract and retain key officers. No amount is stated in the Summary Compensation Table for any of the foregoing, since Management has concluded that the aggregate amount of such compensation did not exceed the lesser of $50,000 or ten percent (10%) of the total of annual salary and bonus reported under "Executive Compensation" for each such person.

Indebtedness of Management.

         The Company, through its subsidiary, Delta National Bank, has had, and expects to have in the future, banking transactions in the ordinary course of its business with directors, officers, principal shareholders and their associates on substantially the same terms, including interest rates and collateral on loans, as those prevailing at the same time for comparable transactions with others and which do not involve more than the normal risk of collectability or present other unfavorable features.

         The maximum aggregate level of indebtedness since January 1, 1995 was $372,785.00 on December 31, 1995 which represented 3.81% of the Bank's equity capital. The largest aggregate amount outstanding as of the most recent practicable date was $236,449.00 on February 29, 1996 which represented 2.28% of the Bank's equity capital.

         The following tables set forth information for all directors and officers (and their families) who had loans with the Bank, or who were otherwise indebted to the Bank in an amount in excess of $60,000 during the last two (2) years.

         DIRECTOR ANDREW ROSSI
- --------------------------------------------------------------------------------
                                              Highest    Interest     Principal
  Name of   Relationship Date of  Maturity   Principal     As Of       Balance
Individual      To       Funding   Date       Balance   December 31,    As Of
              Director                         Since       1995     December 31,
                                            December 31,                1995
                                                1994
- --------------------------------------------------------------------------------

Val and Peter Daughter  12/23/91  4/23/97  $  11,497.14     13.00%  $  7,978.89
Salas
- --------------------------------------------------------------------------------

John Rossi    Son       11/02/95 11/01/96  $ 303,250.00     11.00%  $       -0-
- --------------------------------------------------------------------------------

         DIRECTOR TOINETTE ROSSI
- --------------------------------------------------------------------------------
                                              Highest    Interest     Principal
  Name of   Relationship Date of  Maturity   Principal     As Of       Balance
Individual      To       Funding   Date       Balance   December 31,    As Of
              Director                         Since       1995     December 31,
                                            December 31,                1995
                                                1994
- --------------------------------------------------------------------------------

Val and Peter Daughter  12/23/91  4/23/97  $  11,497.14     13.00%  $  7,978.89
Salas
- --------------------------------------------------------------------------------

John Rossi    Son       11/02/95 11/01/96  $ 303,250.00     11.00%  $       -0-
- --------------------------------------------------------------------------------

Transactions With Management.

         Director Jack Dozier is an attorney and serves as legal counsel to both the Company and the Bank. During 1995, Mr. Dozier was paid a retainer of $28,800.00 for his legal services. Management of the Company believes that the terms of this relationship are competitive and no less favorable to the Company than comparable terms for representation by alternate legal counsel.

         Director Theodore Poulos also serves the Bank in the capacity of public relations. During 1995, Mr. Poulos was paid a fee of $24,000.00 for his work in that capacity. Management of the Company believes that the terms of this relationship are competitive and no less favorable than comparable terms for representation by an alternate public relations agent.

         In addition, the Bank waives certain fees on VISA, checking accounts, safe deposit boxes, travelers and cashiers checks for its executive officers, directors and employees.


                               COMPENSATION PLANS

Profit Sharing Plan.

         The Bank adopted the Delta National Bank Profit Sharing Plan effective January 1, 1987 as a means for participating employees to save for their retirement. The Plan restates the previous profit sharing plan which was established on January 1, 1984. The Plan is available to all employees who have completed at least one (1) hour of service. Under the Plan, the Bank has the power to make discretionary contributions, which are allocated to each eligible employee in proportion to his or her compensation as a percentage of the compensation of all eligible employees. Employer contributions vest at a proportional rate based on each year of completed employment. No withdrawals of a participant's contributions are permitted before the employee separates from service with the Bank.

401(k) Plan.

         The Bank adopted the Delta National Bank 401(k) Plan effective September 1, 1995 as a means for participating employees to save for their retirement. The Plan is available to all employees who have completed at least six (6) months of service including 700 hours and allows them to defer up to 10% of their annual income. Under the Plan, the Bank has the power to make discretionary contributions. However, during the last fiscal year the Bank did not make any contributions and no such contributions are contemplated at this time. Any employer contributions will vest at a proportional rate based on each year of completed employment. Withdrawals of a participant's contributions are permitted before the employee separates from service with the Bank only in hardship cases of immediate and heavy financial need.

                               PROPOSAL NUMBER TWO

                       APPROVAL OF 1996 COMBINED INCENTIVE
                       AND NON-QUALIFIED STOCK OPTION PLAN

Introduction.

         The Board of Directors of the Company has adopted, subject to shareholder approval, the Delta National Bancorp 1996 Combined Incentive and Non-Qualified Stock Option Plan (the "Plan"). The Plan provides for the grant of "incentive stock options," as permitted under Section 422 of the Internal Revenue Code of 1986 (the "Code"), and non-qualified stock options. The Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

         The Plan provides for the issuance of up to thirty percent (30%) of the outstanding shares of the Company's Common Stock at the time of adoption of the Plan upon exercise of all stock options. One-third of such shares are reserved exclusively for the grant of incentive stock options to all full-time salaried officers and employees of the Company or any subsidiary who have completed one year of service, subject to adjustment in the event of certain changes in the capital structure of the Company. The remaining two-thirds of such shares are reserved for the grant of non-qualified stock options to all directors and full-time salaried officers and employees of the Company or any subsidiary, subject to adjustment in the event of certain changes in the capital structure of the Company.

         The Company's Board of Directors believes it is advisable for the shareholders to approve the adoption of the Plan in order to have options available to encourage directors and full-time salaried officers and employees to remain with the Company and to attract new, qualified directors, officers and employees in today's competitive market. The Company intends to grant options for shares of the Company's Common Stock to various directors, officers and employees of the Company in the future, subject to shareholder approval of the Plans; however, the amount of such options has not yet been determined.

Summary of the Plan.

         The following description of the Plan is intended to highlight and summarize the principal terms of the Plan, and is qualified in its entirety by the text of the Plan, copies of which are available for inspection at the Company.

         Administration. The Plan will be administered by the Board of Directors of the Company. Incentive Options under the Plan may be granted only to full-time salaried officers and employees of the Company or any subsidiary who have completed one year of service. Non-qualified Options under the Plan may be granted to all directors and all full-time salaried officers and employees of the Company or any subsidiary. Subject to the express provisions of the Plan, the Board of Directors is authorized to construe and interpret the Plan, and make all the determinations necessary or advisable for administration of the Plan.

         Eligible Participants. All full-time salaried officers and employees of the Company or any subsidiary who have completed one year of service shall be eligible for selection to receive both Incentive and Non-Qualified Stock
Options. Directors of the Company or any subsidiary corporation, who are not also full-time salaried officers or employees of the Company or a subsidiary corporation, shall be eligible to receive only Non-Qualified Stock Options. The Plan provides that, if options are granted to eligible participants who own, directly or indirectly, 10% or more of the Company's outstanding shares, and the options are intended to qualify as "incentive stock options," then the minimum option price must be at least 110% of the stock's fair market value on the date of grant and the term of the option grant may not exceed five years. The minimum option price of Non-Qualified Stock Options granted to any eligible participant who owns, directly or indirectly, 10% or more of the Company's outstanding shares, must be at least 110% of the stock's fair value on the date of grant.

         Subject to the foregoing limitations, the Board of Directors is empowered to determine which eligible participants, if any, should receive options, the number of shares subject to each option, and the terms and provisions of the option agreements.

         Shares Subject to the Plan. Thirty percent (30%) of the outstanding shares of the Company's Common Stock as of March 31, 1996 (113,034 shares) are covered by the Plan. Incentive Stock Options will be granted at no less than the fair market value of the Company's Common Stock as of the date of grant. Non-Qualified Stock Option will be granted at no less than the fair value of the Common Stock as of the date of the grant. The Company's stock is traded over-the-counter and, as of March 31, 1996, the fair market value of the Common Stock was approximately $26.00 per share.

         Incentive Stock Options. Incentive stock options granted under the Plan are available only to persons who are officers and employees of the Company or any subsidiary and are subject to limitations imposed by applicable sections of the Code, including a $100,000 limit on the aggregate fair market value (determined on the date the options are granted) of shares of the Company's Common Stock with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year (under the Plan and all other "incentive stock option" plans of the Company, if any). Subject to the foregoing and other limitations set forth in the Plan, the exercise price, permissible time or times of exercise, and the remaining terms pertaining to any option are determined by the Board of Directors; however, the per share exercise price under any option may not be less than 100% of the fair market value of the Company's Common Stock on the date of grant of the option.

         Terms and Conditions of Options. Subject to the limitations set forth in the Plan, options granted thereunder may be exercised in such increments, which need not be equal, and upon such contingencies as the Board of Directors may determine. If an optionee does not exercise an increment of an option in any period during which such increment becomes exercisable, the unexercised increment may be exercised at any time prior to expiration of the option unless the respective stock option agreement provides otherwise.

         Subject to earlier termination as may be provided in any optionee's stock option agreement, options granted under the Plan will expire not later than ten (10) years from the date of grant. Under the terms of the Plan, the date of grant is deemed to be either: (i) the date fixed by the Board of Directors to be the date of grant; or (ii) if no such date is fixed, the date on which the Board of Directors made its final determination to grant a stock option.

         Options granted under the Plan may not be transferred otherwise than by will or by the laws of descent and distribution, and during his or her lifetime, only the optionee or, in the event of the disability of the optionee, his or her guardian or the conservator of his or her estate may exercise the option for up to one (1) year after the date the disability occurred or through the expiration date of the option, whichever is earlier.

         Exercise of Options. Subject to the restrictions set forth in the Plan, an option may be exercised in accordance with the terms of the individual stock option agreement. Full payment by the optionee for all shares as to which the option is being exercised is due and payable at the time of exercise of the option. Payment must be made in cash or by cashier's or certified check.

         An option may be exercised with respect to whole shares only, although fractional share interests may be accumulated and exercised from time to time as whole shares during the term of the option. Options may only be exercised with respect to a minimum of one hundred (100) whole shares, unless the option agreement requires that a larger number of shares be exercised at any one time and unless fewer than one hundred (100) shares remain subject to the option at the time of exercise. Any shares subject to an option which expires or terminates without being exercised become available again for issuance under the Plan.

         Neither an eligible participant nor an optionee has any rights as a shareholder with respect to the shares of Common Stock covered by any option which may be or has been granted to such person, and which is thereafter exercised, until date of issuance of the stock certificate by the Company to such person.

         Stock Option Agreement. Every grant of an option will be evidenced by a written stock option agreement executed by the Company and the optionee. Subject to the terms and conditions of the Plan, the stock option agreement will contain the terms and provisions pertaining to each option so granted, such as exercise price, permissible date or dates of exercise, termination date, and such other terms and conditions as the Board of Directors deems desirable and not inconsistent with the Plan.

         Termination of Employment or Affiliation. In the event an optionee ceases to be affiliated with the Company or any subsidiary for any reason other than disability, death or termination for cause, the stock options granted to such optionee shall expire at the earlier of the expiration dates specified for the options, or thirty (30) days after the optionee ceases to be so affiliated. During such period after cessation of affiliation, the optionee may exercise the option to the extent that it was exercisable as of the date of such termination, and thereafter the option expires in its entirety.

         If an optionee's stock option agreement so provides, and if an optionee's status as an eligible participant is terminated for cause, the option held by such person will expire immediately upon such termination, although the Board of Directors may, in its sole discretion, within thirty (30) days of such termination, reinstate the option. If the option is reinstated, the optionee will be permitted to exercise the option only to the extent, for such time, and upon such terms and conditions as if the optionee's status as an eligible participant had been terminated for a reason other than cause, disability or death, as described above.

         The Plan shall terminate under the dissolution or liquidation of the Company, upon a consolidation, reorganization, or merger as a result of which the Company is not the surviving corporation, upon a sale of all or substantially all of the assets of the Company, or in the event of any other transaction involving the Company where there is a change in ownership of at least twenty-five percent (25%), except as may result from a transfer of shares to another corporation in exchange for at least eighty percent (80%) control of that corporation. However, all options theretofore granted become immediately exercisable in their entirety upon not less than 30 days' notice of the occurrence of any of the foregoing, and any option not exercised within thirty
(30) days after delivery of said notice will terminate unless provision is made for the assumption or substitution thereof. As a result of this acceleration provision, even if an outstanding option were not fully vested as to all increments at the time of the event, that option will become fully vested and exercisable.

         Amendment and Termination of the Plan. The Board of Directors of the Company may at any time suspend, amend or terminate the Plan, and may, with the consent of the respective optionee, make such modifications to the terms and conditions of outstanding options as it shall deem advisable. Without shareholder approval, however, the Board of Directors may not materially increase the maximum number of shares of Common Stock which may be issued under the Plan (except as described under "Adjustments Upon Changes in Capitalization" below), increase the maximum number of shares which may be purchased pursuant to Options granted under the Plan (either in the aggregate or by an individual), materially increase benefits to any key employee who is subject to the restrictions of Section 16 of the Securities Exchange Act of 1934, increase or decrease the exercise price, increase the maximum term of options provided for in the Plan, permit the granting of options to anyone other than eligible participants, materially modify the requirements as to eligibility for participation in the Plan, or change any provision of the Plan which would affect the qualification of options granted thereunder as "incentive stock options" within the meaning of Section 422 of the Code. The amendment, suspension or termination of the Plan will not, without the consent of the optionee, alter or impair any rights or obligations under any outstanding option under the Plan.

         Adjustments Upon Changes in Capitalization. The total number of shares covered by the Plan and the price, kind and number of shares subject to outstanding options thereunder, will be appropriately and proportionately adjusted by the Board of Directors if the outstanding shares of Common Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock split, stock dividend, stock consolidation or otherwise, without consideration to the Company as provided in the Plan. Fractional share interests of such adjustments may be accumulated, although no fractional shares of stock will be issued under the Plan.

Federal Income Tax Consequences.

         Certain stock options granted under the Plan are intended to be "incentive stock options" as defined in Section 422 of the Code. No income will be recognized by the optionee, and no deduction will be allowed to the Company, by reason of the grant or exercise of an incentive stock option. However, the excess of the fair market value of the shares at the time of exercise over the option exercise price will be treated as a preference item for purposes of the alternative minimum tax. If the optionee does not dispose of the shares of Common Stock received upon exercise of an incentive stock option by payment in cash within two (2) years from the date of the grant of the option or within one
(1) year after the transfer of the shares to the optionee, any gain realized by the optionee upon such disposition of the shares will be long-term capital gain. No deduction will be available to the Company upon such disposition by the optionee. However, if the optionee disposes of such shares within the two (2) year period from the date of the grant of the option or within the one (1) year period from the transfer of the shares, gain realized by the optionee upon such disposition will be ordinary income to the extent that the value of the shares received at the date of exercise of the option exceeds the price paid for such shares by the optionee. Such ordinary income will be recognized by the optionee for the tax year in which the optionee disposes of the shares, and under Temporary Treasury Regulations the Company will be entitled to a deduction in an amount equal to the ordinary income recognized by the optionee for the tax year of the Company in which the optionee recognizes such ordinary income, provided that applicable income tax withholding requirements are satisfied. Gain realized in excess of such ordinary income will be capital gain. Such capital gain will be long-term or short-term depending upon whether the shares are held for more than 12 months prior to the date of disposition. If the optionee disposes of the shares within either the two (2) year period from the date of grant of the option, or within one (1) year after the transfer of the shares, any ordinary income recognized by the optionee will not exceed the gain realized on such disposition by the optionee. If the optionee disposes of shares of Common Stock received upon exercise of an option at a loss, such loss will be a capital loss, long-term or short-term depending upon whether the shares are held for more than one (1) year prior to the date of disposition.

         For incentive stock options granted after December 31, 1986, the Tax Reform Act of 1986 has added a restriction limiting to $100,000 the aggregate fair market value (determined at the time the options are granted) of the stock with respect to which incentive stock options are exercisable by an individual for the first time in any calendar year. The Plan provides that outstanding options may become fully vested and exercisable in the event of a merger or consolidation of the Company as a result of which the Company is not the surviving corporation or upon the sale of all or substantially all of the property of the Company, unless the Plan is continued and the outstanding options are neither assumed nor replaced with new options. If, as a result of this provision of the Plan, the amount of options granted after 1986 which become exercisable by an optionee for the first time in any year exceeds the new $100,000 limit, the amount of options exceeding the $100,000 limit will no longer be treated as incentive stock options.

Certain Information Concerning All Options.

         In addition to the foregoing, the Tax Reform Act of 1984 enacted an excise tax of twenty percent (20%) and the disallowance of a deduction to a corporation for compensation to its employees, officers, shareholders and others that results in an "excess parachute payment" within the meaning of Code Section 280G(b). If such a person is granted an incentive stock option and there is a change of control, the incentive stock option may be considered in the determination of whether an excess parachute payment has been made.

         The Tax Reform Act of 1986 repealed the deduction for 60% of net long-term capital gains. Thus, capital gains are now taxable at ordinary income rates. Capital losses, whether long-term or short-term, are fully deductible against capital gains and up to $3,000 of ordinary income. Any unused capital losses may be carried forward indefinitely.

         The specific state tax consequences to each optionee under the Plan may vary, depending upon the laws of the various states and the individual circumstances of each optionee. It is suggested that each optionee consult his or her personal tax advisor regarding both the federal and state tax consequences of the grant and exercise of options.

Vote Required.

         The Plan will become effective upon approval of a majority of the outstanding shares of the Company's Common Stock and will terminate on or about April 22, 2006.

Recommendation of the Board of Directors.

         THE PROXYHOLDERS INTEND TO VOTE ALL PROXIES HELD BY THEM IN FAVOR OF THE APPROVAL OF THE 1996 COMBINED INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN. THE BOARD OF DIRECTORS URGES YOU TO VOTE "FOR" PROPOSAL NUMBER TWO.

                              PROPOSAL NUMBER THREE

                           RATIFICATION OF APPOINTMENT
                        OF INDEPENDENT PUBLIC ACCOUNTANTS


         The Board of Directors has selected Grant Thornton LLP as the Company's independent public accountants for the year ending December 31, 1996 and recommends that said selection be ratified by the shareholders of the Company. Grant Thornton LLP audited the Company's financial statements for the year ended December 31, 1995.

         The ratification of the appointment of Grant Thornton LLP as the Bank's independent public accountants requires approval of the holders of a majority of the total number of shares voting at the Meeting. In the event such appointment is not ratified, the adverse vote will be deemed to be an indication to the Board of Directors that it should consider selecting other independent public accountants for 1996. Because of the difficulty and expense of making any substitute of accounting firms after the beginning of the current year, it is the intention of the Board of Directors that the appointment of Grant Thornton LLP for the year 1996 will stand unless, for a reason other than such adverse vote of the shareholders, the Board of Directors deems it necessary or appropriate to make a change. The Board of Directors also retains the power to appoint another independent public accounting firm to replace the accountants ratified by the shareholders in the event the Board of Directors determines that the interests of the Bank require such a change. Representatives from Grant Thornton LLP will be present at the Annual Meeting of Shareholders, will be afforded the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

         THE PROXYHOLDERS INTEND TO VOTE ALL PROXIES HELD BY THEM IN FAVOR OF RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR 1996. THE BOARD OF DIRECTORS URGES YOU TO VOTE "FOR" PROPOSAL NUMBER THREE.

                  DISCLOSURE OF FINANCIAL AND OTHER INFORMATION

            Copies of the Annual Report containing important information regarding the financial condition of the Company and the Bank are available to Shareholders at no charge. To obtain a copy of the Company's Annual Report, call
(209) 824-4050 or contact the Company at the following location:

                                Joseph A. Freitas
                       Secretary to the Board of Directors
                             Delta National Bancorp
                              611 North Main Street
                            Manteca, California 95336


          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES AND EXCHANGE
                                   ACT OF 1934

         Section 16(a) of the Exchange Act requires the Company's executive officers, directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission.

         Based solely on its review of the copies of such forms received by the Company, or on written representations from certain reporting persons that no other reports were required for such persons, the Company believes that, during the fiscal year of 1995, all filing requirements applicable to its executive officers and directors were complied with.



                                 OTHER BUSINESS

         Management does not know of any matters to be presented to the Meeting other than those set forth above. However, if other matters properly come before the Meeting, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with the recommendation of the Board of Directors and authority to do so is included in the proxy.


                                    DELTA NATIONAL BANCORP


                                    By: /S/ THEODORE POULOS
                                        Theodore Poulos
                                        Chairman of the Board


Dated:  April 3, 1996
        Manteca, California



1    As used throughout  this Proxy  Statement,  the term  "executive  officer"
means the President/Chief Executive Officer, Executive Vice President, Senior Vice President/Credit Administrator, Vice President and Manager of the Manteca Office, Vice President in charge of Investments and Appraisals, Vice President of Operations and EDP and Vice President/Cashier.

                                      PROXY

                             DELTA NATIONAL BANCORP
                 ANNUAL MEETING OF SHAREHOLDERS, APRIL 22, 1996

The undersigned shareholder of Delta National Bancorp (the "Company") hereby nominates, constitutes and appoints Ronald Dalben, Chad Meyer and Warren Wegge (the "Proxyholders"), and each of them, the attorney, agent, and proxy of the undersigned, each with full powers of substitution, to vote all stock of the Company which the undersigned shareholder is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on Monday, April 22, 1996 at 5:00 p.m. at Delta National Bank, 611 North Main Street, Manteca, California, and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned shareholder might or could do if personally present thereat, as follows:

1. Election of Directors. To elect the following five (5) persons to the Board of Directors of the Company to serve until the 1997 Annual Meeting of Shareholders and until their successors are elected and have qualified:
Jack Dozier, Joseph A. Freitas, Theodore Poulos, Andrew J.Rossi, Toinette Rossi.

                |_| AUTHORITY GIVEN      |_| AUTHORITY WITHHELD

IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR SOME BUT NOT ALL OF THE NOMINEES NAMED ABOVE, YOU SHOULD CHECK THE BOX MARKED "AUTHORITY GIVEN" AND YOU SHOULD ENTER THE NAME(S) OF THE NOMINEE(S) WITH RESPECT TO WHOM YOU WISH TO WITHHOLD AUTHORITY TO VOTE IN THE FOLLOWING SPACE: __________________________________

2. 1996 Combined Incentive and Non-Qualified Stock Option Plan. To approve the Company's 1996 Combined Incentive and Non-Qualified Stock Option Plan covering thirty percent (30%) of the Company's outstanding Common Stock:

                |_|   FOR        |_|   AGAINST        |_|   ABSTAIN

3. Ratification of Appointment of Independent Public Accountants. To ratify the selection of Grant Thornton LLP as the Company's independent public accountants for 1996:

                |_|   FOR        |_|   AGAINST        |_|   ABSTAIN

                        PLEASE SIGN AND DATE OTHER SIDE

4. Other Business. To transact such other business as may properly come before said Meeting and any adjournment or adjournments thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF "AUTHORITY GIVEN" ON PROPOSAL NUMBER ONE AND A VOTE OF "FOR" ON PROPOSAL NUMBERS TWO AND THREE. THE PROXY CONFERS AUTHORITY AND SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE PROXYHOLDERS UNLESS A CONTRARY INSTRUCTION IS INDICATED, IN WHICH CASE THE PROXY SHALL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTIONS. IN ALL OTHER MATTERS, IF ANY, PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE PROXYHOLDERS.
PLEASE SIGN AND DATE BELOW:

_______________________________      Dated:______________________________, 1996
(Number of Shares)

- ----------------------------------    ---------------------------------------
(Please Print Your Name)              (Signature of Shareholder)

- ----------------------------------    ---------------------------------------
(Please Print Your Name)              (Signature of Shareholder)

(Please date this Proxy and sign your name as it appears on the stock certificates. Executors, administrators, trustees, etc., should give their full titles. All joint owners should sign.)

              I do  |_|     do not  |_|     expect to attend the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS, AND MAY BE REVOKED BY THE SHAREHOLDER DELIVERING IT PRIOR TO ITS EXERCISE BY FILING WITH THE CORPORATE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

                             DELTA NATIONAL BANCORP

           1996 COMBINED INCENTIVE AND NON-QUALIFIED STOCK OPTION PLAN




1.       Purpose.

         The purpose of the Delta National Bancorp 1996 Combined Incentive and Non-Qualified Stock Option Plan (the "Plan") is to strengthen Delta National Bancorp (the "Bancorp") and those corporations which are or may hereafter become subsidiaries (the "Subsidiaries") by providing to participating directors and other Eligible Plan Participants (as defined below) added incentive for high levels of performance and for unusual efforts to increase the earnings of the Bancorp and any Subsidiaries. The Plan seeks to accomplish these purposes and achieve these results by providing a means whereby such persons may purchase shares of the common stock (the "Common Stock") of the Bancorp pursuant to stock options (the "Stock Options") granted in accordance with this Plan.

         Stock Options granted pursuant to this Plan are intended to be either Incentive Stock Options or Non-Qualified Stock Options (defined below) as shall be designated by the Board of Directors upon the grant of each Stock Option hereunder.


2.       Definitions.

         For purposes of this Plan, the following terms shall have the following meanings:

                  (a) "Common Stock" - This term shall mean shares of the Bancorp's common stock, subject to adjustment pursuant to Paragraph 16, "Adjustment Upon Changes in Capitalization," hereunder.

                  (b) "Bancorp" - This term shall mean Delta National Bancorp, a California corporation.

                  (c) "Eligible Incentive Plan Participants" - This term shall mean all full-time salaried officers and employees of the Bancorp or any Subsidiary who have completed one year of service.

                  (d) "Eligible Non-Qualified Plan Participants" - This term shall mean all full-time salaried officers and employees and all Directors of the Bancorp or any Subsidiary.

                  (e) "Fair Market Value" - This term shall mean the fair market value of the Common Stock as determined in accordance with any reasonable valuation method selected by the Board of Directors.

                  (f) "Incentive Stock Option" - This term shall mean a Stock Option which is an "incentive stock option" within the meaning of
         Section 422A of the Internal Revenue Code of 1986, as amended.

                  (g) "Non-Qualified Stock Option" - This term shall mean a Stock Option which does not qualify as an Incentive Stock Option.

                  (h) "Option Share" - This term shall mean Common Stock covered by and subject to any outstanding unexercised Stock Option granted pursuant to this Plan.

                  (i) "Optionee" - This term shall mean any Eligible Incentive or Non-Qualified Plan Participant to whom a Stock Option has been granted pursuant to this Plan, provided that at least part of the Stock Option is outstanding and unexercised.

                  (j) "Plan" - This term shall mean the Delta National Bancorp 1996 Combine Incentive and Non-Qualified Stock Option Plan as embodied herein and as may be amended from time to time in accordance with the terms hereof and applicable law.

                  (k) "Stock Option" - This term shall mean the right to purchase Common Stock under this Plan in a specified number of shares, at a price and upon the terms and conditions determined by the Board of Directors. The maximum term of each option granted shall be 10 years from date of grant.


3.       Administration.

                  (a) Role of Board of Directors. This Plan shall be administered by the Board of Directors of the Bancorp.

                  (b) Administration of the Plan. Any action of the Board of Directors with respect to the administration of the Plan shall be taken pursuant to a majority vote of its members, provided, however, that with respect to action taken by the Board of Directors in granting an option to an individual director, such action must be authorized by the required number of directors without counting the interested director, who shall abstain as to any vote on his option. An interested Director may be counted in determining the presence of a quorum at a meeting of the Board of Directors where such action will be taken. Any such action taken by the Board of Directors in the administration of this Plan shall be valid and binding, so long as the same is not inconsistent with the terms and conditions of this Plan. Subject to the compliance with the terms, conditions and restrictions set forth in this Plan, including the power to: (i) establish the number of Stock Options, if any, to be granted hereunder, in the aggregate and with regard to each Eligible Incentive or Non-Qualified Plan Participant; (ii) determine the time or times when such Stock Options, or parts thereof, may be exercised; (iii) determine the Eligible Incentive or Non-Qualified Plan Participants, if any, to whom Stock Options are granted; (iv) determine the duration and purposes, if any, of leaves of absence which may be permitted to holders of unexercised, unexpired Stock Options without such constituting a termination of employment under this Plan; and (v) prescribe and amend the terms, provisions and form of each instrument and agreement setting forth the terms and conditions of every Stock Option granted hereunder.

                  (c) Decision and Determinations. Subject to the express provisions of the Plan, the Board of Directors shall have the authority to construe and interpret this Plan, to define the terms used herein, to prescribe, amend and rescind the rules and regulations relating to the administration of the Plan, and to make all other determinations necessary or advisable for administration of the Plan. Determinations of the Board of Directors on matters referred to in this Section 3 shall be final and conclusive so long as the same are not inconsistent with the terms of this Plan.

4.       Participation.

         All full-time salaried officers and employees of the Bancorp and its subsidiary corporations who have completed one year of service shall be eligible for selection to receive both Incentive and Non-Qualified Stock Options. Directors of the Bancorp and its subsidiary corporations who are not also full-time salaried officers or employees of the Bancorp or a subsidiary corporation shall be eligible to receive only Non-Qualified Stock Options. Subject to the express provisions of the Plan, the Board of Directors shall select from the eligible class and determine the individuals to whom Stock Options shall be granted, whether such Stock Options shall be Incentive or Non-Qualified Stock Options, and the terms and provisions of the respective Stock Option Agreements (which need not be identical), the times at which such Stock Options shall be granted, and the number of shares subject to each Stock Option. An individual who has been granted a Stock Option may, if such individual is otherwise eligible, be granted additional Stock Options if the Board of Directors shall so determine. However, no Stock Options may be granted to any individual who, immediately before the option is granted, owns beneficially more than ten percent (10%) of the outstanding stock of the Bancorp (whether acquired upon exercise of options or otherwise), unless: (i) with regard to Incentive Stock Options, the option is not exercisable by its terms after five (5) years from the date of its grant and the option price is at least one hundred ten percent (110%) of the Fair Market Value (at the time the option is granted) of the stock subject to option; or (ii) with regard to Non-Qualified Stock Options, the option price is at least one hundred ten percent (110%) of the Fair Value (at the time the option is granted) of the stock subject to option. For this purpose, shares of stock subject to options may be considered beneficially owned by an optionee but are not treated as outstanding stock of the Bancorp.

         The Board of Directors shall determine the individuals who shall receive Stock Options and the terms and provisions of the Stock Options, and shall grant such Options to such individuals.


5.       Shares Subject to the Plan.

         Subject to adjustments as provided in Section 16 hereof, the maximum number of shares of Common Stock which may be issued upon exercise of all Stock Options, whether Incentive or Non-Qualified Stock Options, granted under this Plan is limited to thirty percent (30%) of the outstanding shares in the aggregate at the time of adoption of the Plan. One-third of such shares shall be reserved exclusively for the grant of Stock Options to Eligible Incentive Plan Participants. The remaining two-thirds of such shares may be granted to Eligible Non-Qualified Plan Participants.

         If a Stock Option shall be canceled, surrendered, or expire for any reason without having been exercised in full, or an Optionee shall be terminated, whether or not for cause, die or become disabled and such Stock Option shall be deemed under this Plan to be exercisable only as to certain increments, if any, then the Option Shares represented thereby which are not purchased or which may not be purchased because the Stock Option is not fully exercisable shall again be available for grants of Stock Options under this Plan.


6.       Eligibility.

         Only Eligible Incentive Plan Participants shall be eligible to receive grants of Incentive Stock Options under this Plan. Only Eligible Non-Qualified Plan Participants shall be eligible to receive grants of Non-Qualified Stock Options under this Plan.

7.       Grants of Stock Options.

                  (a) Grant. Subject to the express provisions of the Plan, the Board of Directors in its sole and absolute discretion, may grant Stock Options of the Bancorp at the price(s) and time(s), on the terms and conditions and to such Eligible Incentive or Non-Qualified Plan Participants as it deems advisable and specifies in the respective grants, subject to the limitations and restrictions set forth in the Plan and applicable approvals. All such grants must be exercisable at the rate of at least twenty percent (20%) per year over five (5) years from the date the option is granted. An Eligible Incentive or Non-Qualified Plan Participant who has been granted an Incentive or Non-Qualified Stock Option may, if otherwise eligible, be granted additional Stock Options if the Board of Directors shall so determine.

                  (b) Date of Grant and Rights of Optionee. The determination of the Board of Directors to grant a Stock Option shall not in any way constitute or be deemed to constitute an obligation of the Bancorp, or a right of the Eligible Incentive or Non-Qualified Plan Participant who is the proposed subject of the grant, and shall not constitute or be deemed to constitute the grant of a Stock Option hereunder unless and until both the Bancorp and the Eligible Incentive or Non-Qualified Plan Participant have executed and delivered to the other a stock option agreement ("Stock Option Agreement") in the form then required by the Board of Directors evidencing the grant of the Stock Option, together with such other instrument or instruments as may be required by the Board of Directors pursuant to this Plan; provided, however, that the Board of Directors may fix the date of grant as any date on or after the date of its final determination to grant the Stock Option (or if no date is fixed, then the date of grant shall be the date on which the determination was finally made by the Board of Directors to grant the Stock Option), and such date shall be set forth in the Stock Option Agreement. The date of grant as so determined shall be deemed the date of grant of the Stock Option for purposes of this Plan.

                  (c) Shareholder-Employees. A Stock Option granted hereunder to an Eligible Incentive Plan Participant who is an employee of the Bancorp or any Subsidiary, who also owns (within the meaning of Section 424(d) of the Internal Revenue Code) at the date of the grant of the Stock Option more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Bancorp or a Subsidiary, shall not qualify as an Incentive Stock Option unless: (i) the purchase price of the Option Shares subject to said Stock Option is at least 110% of the Fair Market Value of the Option Shares, determined as of the date said Stock Option is granted; and (ii) the Stock Option by its terms is not exercisable after five (5) years from the date that it is granted.


8.       Stock Option Exercise Price.

         The exercise price of any Option Shares shall be determined by the Board of Directors, in its sole and absolute discretion, upon the grant of a Stock Option. Except as provided in Section 7 hereof, the exercise price of any Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock represented by the Option Shares on the date of grant of the related Stock Option. The Fair Market Value of such stock shall be determined in accordance with any reasonable valuation method. The exercise price of any Non-Qualified Stock Option shall not be less than one hundred percent (100%) of the Fair Value of such stock. The Fair Value of such stock shall be determined in accordance with Title 10 of the California Code of Regulations, Section 260.140.50. As to any Stock Option granted to any individual who, immediately before the option is granted, owns beneficially more than ten percent (10%) of the outstanding stock of the Bancorp (whether acquired upon exercise of options or otherwise), the exercise price must be at least one hundred ten percent (110%) of the Fair Market Value (in the case of an Incentive Stock Option) or the Fair Value (in the case of a Non-Qualified Stock Option) of the stock at the time when such Stock Option is granted.

9.       Exercise of Stock Option.

                  (a) Exercise. Except as otherwise provided elsewhere herein, each Stock Option shall be exercisable in such increments, which need not be equal, and upon such contingencies as the Board of Directors shall determine at the time of grant of the Stock Option; provided, however, that if an Optionee shall not in any given period exercise such part of the Stock Option which has become exercisable during that period, the Optionee's right to exercise such part of the Stock Option shall continue until expiration of the Stock Option or any part thereof as may be provided in the related Stock Option Agreement. No Stock Option or part thereof shall be exercisable except with respect to whole shares of Common Stock, and fractional share interests shall be disregarded except that they may be accumulated.

                  (b) Notice and Payment. Stock Options granted hereunder shall be exercised by a ten (10) day written notice delivered to the Bancorp specifying the number of Option Shares with respect to which the Stock Option is being exercised, together with concurrent payment in full of the exercise price as hereinafter provided. If the Stock Option is being exercised by any person or persons other than the Optionee, said notice shall be accompanied by proof, satisfactory to counsel for the Bancorp, of the right of such person or persons to exercise the Stock Option. The Bancorp's receipt of notice of exercise without concurrent receipt of the full amount of the exercise price shall not be deemed an exercise of a Stock Option by an Optionee, and the Bancorp shall have no obligation to an Optionee for any Option Shares unless and until full payment of the exercise price is received by the Bancorp and all of the terms and provisions of the Plan and the related Stock Option agreement have been fully complied with.

                  (c) Payment of Exercise Price. The exercise price of any Option Share purchased upon the proper exercise of a Stock Option shall be paid in full at the time of each exercise of a Stock Option in cash, by bank draft, cashier's or certified check which has an aggregate Fair Market Value or Fair Value equal to the full amount of the exercise price of the Stock Option, or part thereof, then being exercised. Payment by an Optionee as provided herein shall be made in full in cash or by cashier's or certified check concurrently with the Optionee's notification to the Bancorp of his intention to exercise all or part of a Stock Option.

                  (d) Minimum Exercise. Not less than one hundred (100) Option Shares may be purchased at any one time upon exercise of a Stock Option unless the number of shares purchased is the total number which remains to be purchased under the Stock Option.

                  (e) Compliance With Law. No shares of Common Stock shall be issued upon exercise of any Stock Option, and an Optionee shall have no right or claim to such shares, unless and until: (i) payment in full as provided hereinabove has been received by the Bancorp; (ii) in the opinion of the counsel for the Bancorp, all applicable requirements of law and of regulatory bodies having jurisdiction over such issuance and delivery have been fully complied with; and (iii) if required by federal or state law or regulation, the Optionee shall have paid to the Bancorp the amount, if any, required to be withheld on the amount deemed to be compensation to the Optionee as a result of the exercise of his or her Stock Option, or made other arrangements satisfactory to the Bancorp, in its sole discretion, to satisfy applicable income tax withholding requirements.

                  (f) Reorganization. Notwithstanding any provision in any Stock Option Agreement pertaining to the time of exercise of a Stock Option, or part thereof, upon adoption by the requisite holders of the outstanding shares of Common Stock of any plan of dissolution, liquidation, reorganization, merger, consolidation or sale of all or substantially all of the assets of the Bancorp to another bank or corporation which would, upon consummation, result in termination of a Stock Option in accordance with Section 17 hereof, all Stock Options previously granted may, in the discretion of the Board of Directors, become immediately exercisable as to all unexercised Option Shares for such period of time as may be determined by the Board of Directors, but in any event not less than 30 days, on the condition that the terminating event is consummated. If such terminating event is not consummated, Stock Options granted pursuant to the Plan shall be exercisable in accordance with their respective terms.


10.      Nontransferability of Stock Options.

         Each Stock Option shall, by its terms, be nontransferable by the Optionee other than by will or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee.


11.      Continuation of Affiliation.

         Nothing contained in this Plan (or in any Stock Option Agreement) shall obligate the Bancorp or any Subsidiary to employ or continue to employ any Optionee or any Eligible Incentive or Non-Qualified Plan Participant for any period of time or interfere in any way with the right of the Bancorp or a Subsidiary to reduce or increase the Optionee's or Eligible Incentive or Non-Qualified Plan Participant's compensation.


12.      Cessation of Affiliation.

         Except as provided in Section 13 hereof, if for any reason other than disability or death, an Optionee ceases to be employed by or affiliated with the Bancorp or a Subsidiary, the Stock Options granted to such Optionee shall expire not later than 30 days thereafter. During such period after cessation of affiliation, such Stock Options shall be exercisable only as to those increments, if any, which had become exercisable as of the date of on which such Optionee ceased to be affiliated with the Bancorp or the Subsidiary, and any Stock Options or increments which had not become exercisable as of such date shall expire and terminate automatically on such date. Except as provided in
Section 13 hereof, if an Optionee ceases to be employed by or affiliated with the Bancorp or a Subsidiary by reason of disability, such Optionee's Stock Options shall expire not later than one (1) year thereafter. During such period after cessation of affiliation, such Stock Options shall be exercisable only as to those increments, if any, which had become exercisable as of the date on which such Optionee ceased to be affiliated with the Bancorp or the Subsidiary, and any Stock Options or increments which had not become exercisable as of such date shall expire and terminate automatically on such date.


13.      Termination for Cause; Removal of Director for Cause.

         If the Stock Option Agreement so provides and if an Optionee's employment or affiliation with the Bancorp or a Subsidiary is terminated for cause, the Stock Options granted to such Optionee shall automatically expire and terminate in their entirety immediately upon such termination; provided, however, that the Board of Directors may, in its sole discretion, within thirty
(30) days of such  termination,  reinstate  such Stock Options by giving written notice of such reinstatement to the Optionee. In the event of such reinstatement, the Optionee may exercise the Stock Options only to such extent, for such time, and upon such terms and conditions as if the Optionee had ceased to be employed by or affiliated with the Bancorp or a Subsidiary upon the date of such termination for a reason other than cause, disability or death. In the case of an employee, termination for cause shall include, but shall not be limited to, termination for malfeasance or gross misfeasance in the performance of duties or conviction of illegal activity in connection therewith and, in any event, the determination of the Board of Directors with respect thereto shall be final and conclusive. In the case of a Director, termination for cause shall include removal pursuant to Sections 302 and 304 of the California Corporations Code or removal pursuant to the exercise of regulatory authority by the Office of the Comptroller of the Currency, Federal Reserve Board or other bank supervisory agency.

14.      Death of Optionee.

         If an Optionee dies while employed by or affiliated with the Bancorp or a Subsidiary or during the thirty (30) day period referred to in Section 12 hereof or the one (1) year period referred to in Section 15 hereof, the Stock Options granted to such Optionee shall expire on the expiration dates specified for said Stock Options at the time of their grant, or one (1) year after the date of such death, whichever is earlier. After such death, but before such expiration, subject to the terms and provisions of the Plan and the related Stock Option Agreements, the person or persons to whom such Optionee's rights under the Stock Options shall have passed by will or by the applicable laws of descent and distribution, or the executor or administrator of the Optionee's estate, shall have the right to exercise such Stock Options to the extent that increments, if any, had become exercisable as of the date on which the Optionee died.


15.      Disability of Optionee.

         If an Optionee is disabled while employed by or affiliated with the Bancorp or a Subsidiary or during the thirty day period referred to in Section 12 hereof, the Stock Options granted to such Optionee shall expire on the expiration dates specified for said Stock Options at the time of their grant, or one (1) year after the date such disability occurred, whichever is earlier. After such disability occurs, but before such expiration, the Optionee or the guardian or conservator of the Optionee's estate, as duly appointed by a court of competent jurisdiction, shall have the right to exercise such Stock Options to the extent that increments, if any, had become exercisable as of the date on which the Optionee became disabled or ceased to be employed by or affiliated with the Bancorp or a Subsidiary as a result of the disability. An Optionee shall be deemed to be "disabled" if it shall appear to the Board of Directors, upon written certification delivered to the Bancorp of a qualified licensed physician, that the Optionee has become disabled within the meaning of Section 442(c)(6) of the Internal Revenue Code.


16.      Adjustment Upon Changes in Capitalization.

         If the outstanding shares of Common Stock of the Bancorp are increased or decreased, or changed into or exchanged for a different number or kind of shares or securities of the Bancorp, through a reorganization, merger, recapitalization, reclassification, stock split, stock dividend, stock consolidation, or otherwise, without consideration to the Bancorp, an appropriate and proportionate adjustment shall be made in the number and kind of shares as to which Stock Options may be granted. A corresponding adjustment changing the number or kind of Option Shares and the exercise prices per share allocated to unexercised Stock Options, or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Such adjustments shall be made without change in the total price applicable to the unexercised portion of the Stock Option, but with a corresponding adjustment in the price for each Option Share subject to the Stock Option. Adjustments under this Section shall be made by the Board of Directors, whose determination as to what adjustments shall be made, and the extent thereof, shall be final and conclusive. No fractional shares of stock shall be issued or made available under the Plan on account of such adjustments, and fractional share interests shall be disregarded, except that they may be accumulated.

17.      Terminating Events.

         Not less than 30 days prior to dissolution or liquidation of the Bancorp, or upon consummation of a plan of reorganization, merger or consolidation of the Bancorp with one or more banks or corporations, as a result of which the Bancorp is not the surviving entity, or upon the sale of all or substantially all of the assets of the Bancorp to another bank or corporation, or in the event of any other transaction involving the Bancorp where there is a change in ownership of at least twenty-five percent (25%), except as may result from a transfer of shares to another corporation in exchange for at least eighty percent (80%) control of that corporation (a "Terminating Event"), the Board of Directors shall notify each optionee of the pendency of the Terminating Event. Upon delivery of said notice, any Option granted prior to the Terminating Event shall be, notwithstanding the provisions of Section 9 hereof, exercisable in full and not only as to those shares with respect to which installments, if any, have then accrued, subject, however, to earlier expiration or termination as provided elsewhere in the Plan. Upon the date thirty (30) days after delivery of said notice, any Option or portion thereof not exercised shall terminate, and upon the effective date of the Terminating Event, the Plan and any options granted thereunder shall terminate, unless provision is made in connection with the Terminating Event for assumption of Options or new options covering stock of a successor employer bank or corporation, or a parent or subsidiary corporation thereof, with appropriate adjustments as to number and kind of shares and prices. All Stock Options theretofore granted under the Plan shall become immediately exercisable, unless provision is made in connection with such transaction for assumption of Stock Options theretofore granted, or substitution for such Stock Options with new stock options covering stock of a successor employer bank or corporation, or a parent or subsidiary corporation thereof, with appropriate adjustments as to the number and kind of shares and prices.


18.      Amendment and Termination.

         The Board of Directors of the Bancorp may at any time and from time to time suspend, amend or terminate the Plan and may, with the consent of an Optionee, make such modifications of the terms and conditions of that Optionee's Stock Option as it shall deem advisable; provided that, except as permitted under the provisions of Section 16 hereof, no amendment or modification may be adopted without the Bancorp having first obtained the approval of the holders of a majority of the Bancorp's outstanding shares of Common Stock entitled to vote at a duly held meeting of shareholders of the Bancorp if the amendment or modification would:

                 (a) Materially increase the number of securities which may be issued under the Plan or increase the maximum number of shares which may be purchased pursuant to Options granted under the Plan, either in the aggregate or by an individual;

                 (b) Materially modify the requirements as to eligibility for participation in the Plan;

                 (c) Increase or decrease the exercise price of any Stock Option granted under the Plan;

                 (d) Increase the maximum term of Stock Options provided herein;

                 (e) Permit Stock Options to be granted to any person who is not either an Eligible Incentive Plan Participant or an Eligible Non-Qualified Plan Participant;

                 (f) Change any provision of the Plan which would affect the qualification as an Incentive Stock Option under the Internal Revenue laws then applicable of any Stock Option granted as an Incentive Stock Option under the Plan; or

                 (g) Materially increase benefits to any key employee who is subject to the restrictions of Section 16 of the Securities Exchange Act of 1934.

         Such amendment or modification shall be deemed adopted as of the date of the action of the Board of Directors effecting such amendment or modification and shall be effective immediately, unless otherwise provided therein, subject to approval thereof within twelve (12) months before or after the effective date by shareholders of the Bancorp holding not less than a majority of the voting power of the Bank; provided, however, the Board of Directors may amend the Plan in total without shareholder approval if the Plan has not yet been approved by the shareholders.

         Notwithstanding the above, the Board of Directors may grant to an Optionee, if such Optionee is otherwise eligible, additional Stock Options or, with the consent of the Optionee, grant a new Stock Option in lieu of an outstanding Option for a number of shares, at a purchase price and for a term which in any respect is greater or less than that of the earlier Stock Option, subject to the limitations of Section 8 and 24 hereof.

         No Stock Option may be granted during any suspension of the Plan or after termination of the Plan. Amendment, suspension, or termination of the Plan shall not (except as otherwise provided in Section 16 hereof), without the consent of the Optionee, alter or impair any rights or obligations under the Stock Option thereto granted.


19.      Rights of Eligible Participants and Optionees.

         No Eligible Incentive or Non-Qualified Plan Participant, Optionee or other person shall have any claim or right to be granted a Stock Option under this Plan, and neither this Plan nor any action taken hereunder shall be deemed to give or be construed as giving any Eligible Incentive or Non-Qualified Plan Participant, Optionee or other person any right to be retained in the employ of the Bancorp or any subsidiary. Without limiting the generality of the foregoing, no person shall have any rights as a result of his or her classification as an Eligible Incentive or Non-Qualified Plan Participant or Optionee, such classification being made solely to describe, define and limit those persons who are eligible for consideration for privileges under the Plan.


20.      Privileges of Stock Ownership;Regulatory Law Compliance Notice of Sale.

         No Optionee shall be entitled to the privileges of stock ownership as to any Option Share not actually issued and delivered. No Option Shares may be purchased upon the exercise of a Stock Option unless and until all then applicable requirements of all regulatory agencies having jurisdiction and all applicable requirements of the securities exchanges upon which securities of the Bancorp are listed (if any) shall have been fully complied with. The Optionee shall, not more than five (5) days after each sale or other disposition of shares of Common Stock acquired pursuant to the exercise of Stock Options, give the Bancorp notice in writing of such sale or other disposition. In the event that the Optionee disposes of any Common Stock acquired by the exercise of an Incentive Stock Option within the two-year period following grant of the Stock Option, or within the one-year period following exercise of the Stock Option, the Bancorp shall have the right to require the Optionee to remit to the Bancorp an amount sufficient to satisfy all federal, state and local withholding tax requirements as a condition to registration of the transfer of such Common Stock on the Bancorp's books.


21.      Effective Date of Plan.

         The Plan shall be deemed adopted as of ______________, 1996 and shall be effective immediately, subject to approval of the Plan within twelve months from such date by the holders of at least a majority of the Bancorp's outstanding shares of Common Stock entitled to vote at a duly held meeting of shareholders, exclusive of shares held by Optionees which have already been exercised under the Plan, and by all applicable regulatory authorities, if any.


22.      Termination.

         Unless previously terminated as aforesaid, the Plan shall terminate ten
(10) years from the earliest date of: (i) adoption of the Plan by the Board of Directors of the Bancorp; or (ii) approval of the Plan by holders of at least a majority of the outstanding shares of Common Stock as provided in Section 21 of this Plan. No Stock Options shall be granted under the Plan thereafter, but such termination shall not affect any Stock Options theretofore granted.


23.      Option Agreement.

         Each Stock Option granted under the Plan shall be evidenced by a written Stock Option Agreement executed by the Bancorp and the Optionee, and shall contain each of the provisions and agreements herein specifically required to be contained therein, and such other terms and conditions as are deemed desirable by the Board of Directors and are not inconsistent with this Plan.

24.      Stock Option Period.

         Each Stock Option and all rights and obligations thereunder shall expire on such date as the Board of Directors may determine, but not later than ten (10) years from the date such Stock Option is granted, and shall be subject to earlier termination as provided elsewhere in this Plan.


25.      Exculpation and Indemnification of Board of Directors.

         In addition to such other rights of indemnification which they may have as officers and/or directors of the Bancorp, indemnification of the present, former and future members of the Board of Directors, and each of them, with regard to the administration of this Plan, shall be equivalent to the applicable indemnification approved for the Board of Directors by the shareholders (if required).


26.      Notices.

         All notices and demands of any kind which the Board of Directors, any Optionee, Eligible Incentive or Non-Qualified Plan Participant, or other person may be required or desires to give under the terms of this Plan shall be in writing. Delivery by mail shall be deemed made at the expiration of the third day after the day of mailing, except for notice of the exercise of a Stock Option and payment of the Stock Option exercise price, both of which must be actually received by the Bancorp.


27.      Limitations on Obligations of the Bancorp.

         All obligations of the Bancorp arising under or as a result of this Plan or Stock Options granted hereunder shall constitute general unsecured obligations of the Bancorp, the Board of Directors, any member thereof, any officer of the Bancorp, or any other person or any Subsidiary, and none of the foregoing, except the Bancorp, shall be liable for any debt, obligation, cost or expense hereunder.


28.      Limitation of Rights.

         The Board of Directors, in its sole and absolute discretion, is entitled to determine who, if anyone, is an Eligible Incentive or Non-Qualified Plan Participant under this Plan, and which, if any, Eligible Incentive or Non-Qualified Plan Participant shall receive any grant of Stock Option. No oral or written agreement by any person on behalf of the Bancorp relating to this Plan or any Stock Option granted hereunder is authorized, and such may not bind the Bancorp or the Board of Directors to grant any Stock Option to any person.


29.      Severability.

         If any provision of this Plan as applied to any person or to any circumstances shall be adjudged by a court of competent jurisdiction to be void, invalid, or unenforceable, the same shall in no way affect any other provision hereof, the application of any such provision in any other circumstances, or the validity of enforceability hereof.


30.      Successors.

         This Plan shall be binding upon the respective successors, assigns, heirs, executors, administrators, guardians and personal representatives of the Bancorp and Optionees.




Dated: ____________________, 1996       DELTA NATIONAL BANCORP


                                        By:___________________________________

                                     Title:___________________________________